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                                                                   Exhibit 10.1

                         UNANIMOUS CONSENT ACTION OF THE
                              BOARD OF DIRECTORS OF
                         BEVSYSTEMS INTERNATIONAL, INC.
                              A FLORIDA CORPORATION

         The undersigned, as all the members of the Board of Directors of BEVSYSTEMS INTERNATIONAL, INC., a Florida corporation (the "Company") unanimously agree, adopt, consent to, and order the following corporate actions under the Florida Revised Statutes (the "Act"):

1. The undersigned waive all formal requirements, including the necessity of holding a formal or informal meeting and any requirement that notice of such meeting be given.

2. The undersigned adopt the following corporate actions:

         WHERAS, the Company desires to relocate the corporate office from Miami, Florida to 1315 Cleveland St., Clearwater, Florida 33755.


         NOW, THEREFORE:

         BE IT RESOLVED, the Directors have agreed to relocate the corporate offices to 1315 Cleveland St., Clearwater, Florida 33755.

         IN WITNESS WHEREOF, the undersigned, as all of the members of the Board of Directors of BEVsystems International, Inc. execute the foregoing corporate action for the purpose of giving their consent to it as of the 5th day of June, 2003.

                            /s/ Robert Tatum
                            -------------------------
                            G. Robert Tatum, Chairman

                            /s/ James Davidson
                            -------------------------
                            James Davidson, Director

                           /s/ Doug Cifers
                           --------------------------
                           Doug Cifers, Director

                           /s/ Michael Goeree
                           --------------------------
                           Michael Goeree


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